Exhibit 10.4 Annual rTSR RSU Award 1 CBRE GROUP, INC. AMENDED AND RESTATED 2019 EQUITY INCENTIVE PLAN RESTRICTED STOCK UNITS GRANT NOTICE CBRE Group, Inc. (the “Company”), pursuant to its Amended and Restated 2019 Equity Incentive Plan (the “Plan”), hereby grants to the “Participant” identified below an award (the “Award”) of that number of Restricted Stock Units set forth below (the “Units”). In general, each Unit is the right to receive one (1) share of the Company’s Class A Common Stock (the “Shares”) at the time such Unit vests. This Award is subject to all of the terms and conditions set forth herein and in the Restricted Stock Unit Agreement (the “Agreement”) and the Plan (collectively, the “Award Documents”), both of which are attached hereto and incorporated herein in their entirety. Grant Date: [Grant Date] Vesting Commencement Date: [Grant Date] Target Number of Units Subject to Award (“Target Award”): [Number of Shares Granted] Maximum Number of Units Subject to Award (“Maximum Award”) Vesting Schedule: 175% of Target Award The actual number of Units subject to the Award (the “Actual Award”) will be determined by the Compensation Committee of the Company’s Board of Directors (the “Committee”) by applying the applicable percentage in the table below to the Target Award, based on the Company’s TSR percentile ranking relative to the Peer Group, as outlined in the table below: Performance Percentile Ranking Percentage of Target Number of Units That Vest Less than or equal to 25th percentile 0% Above 25th but below 50th percentile Linear interpolation between 0% and 100% At 50th percentile 100% Above 50th percentile but below 75th percentile Linear interpolation between 100% and 175%

2 75th percentile or greater 175% The Company’s TSR percentile rank relative to the Peer Group for the Performance Period shall be calculated using the Microsoft Excel function PERCENTRANK.EXC. “Peer Group” means those companies and entities that, on the Vesting Commencement Date, are the fifty (50) companies and entities that are ranked immediately above the Company on the S&P 500 plus the fifty (50) companies and entities that are ranked immediately below the Company on the S&P 500, in each case based on their and the Company’s respective market capitalizations on the Vesting Commencement Date; provided, that, if a company or entity that is in the Peer Group on the Vesting Commencement Date ceases to publicly report, on either a recognized stock exchange or “over the counter” market, a share price for the security used to determine the stock price at the beginning of the Performance Period and such company or entity has not become “Insolvent” (as defined below), such company or entity will be excluded from the ranking, provided further, that, if prior to the end of the Performance Period a company or entity that is in the Peer Group on the Vesting Commencement Date becomes Insolvent and ceases to publicly report a share price for the security used to determine the stock price at the beginning of the Performance Period, then such company or entity will be treated as having a cumulative TSR of negative one hundred percent (-100%). A company or entity will be considered “Insolvent” if it (i) files for bankruptcy, reorganization, or liquidation under any chapter of the U.S. Bankruptcy Code; (ii) is the subject of an involuntary bankruptcy proceeding that is not dismissed within thirty (30) days; (iii) is the subject of a stockholder approved plan of liquidation or dissolution; or (iv) ceases to conduct substantial business operations. “Performance Period” means the period beginning on the Vesting Commencement Date and ending on January 31, 20[●]0F 1. “TSR” means total shareholder return as applied to the Company or any member of the Peer Group, defined as (i) the stock price at the end of the Performance Period minus the stock price at the beginning of the Performance Period, plus dividends and distributions made (assuming such dividends or distributions are reinvested in the common stock of the Company or such member of the Peer Group) during the Performance Period, divided by (ii) the stock price at the 1 End of January immediately before the third anniversary of Vesting Commencement Date.

3 beginning of the Performance Period, expressed as a percentage return. For purposes of computing TSR, the stock price at the beginning of the Performance Period will be the average closing price of the stock for the twenty (20) trading days immediately preceding the Vesting Commencement Date and the stock price at the end of the Performance Period will be the average closing price of the stock for the twenty (20) trading days immediately preceding January 31, 20[●]1F 2. The minimum number of Units that may vest is zero and the maximum number of Units that may vest is the Maximum Award. No Units will vest if the percentile rank is less than or equal to the 25th percentile (and all such Units will be automatically forfeited). The date on which such Units vest shall be the later of the date on which the Committee certifies the performance percentile ranking achieved (which certification will occur as soon as practicable, but in no event more than ninety (90) days, following the end of the Performance Period) or the third (3rd) anniversary of the Vesting Commencement Date, subject to your Continuous Service through the applicable date (except as is otherwise provided in Section 4 of the Agreement). For the avoidance of doubt, in applying any formula or making any calculation under this Agreement, the Committee may in its discretion correct any defects, supply any omissions, make any necessary assumptions or interpretations it deems appropriate and/or reconcile any inconsistencies and any such determination or calculation by the Committee shall be binding on the Participant, the Company and any other affected person. The Committee may also in its discretion determine to amend, alter, or otherwise revise any calculation, formula, or metric under this Agreement to address unexpected market or other conditions or events which may arise in the future and such determination shall be binding upon the Participant, the Company and any other affected person. Change in Control Vesting. If a Change in Control occurs during the Performance Period, then the above calculations will be conducted as though (i) the last day of the Performance Period was the date of the Change in Control and (ii) the Company’s stock price at the end of the Performance Period was the price per Share payable in connection with such Change in Control. The number of Units resulting from such calculation shall be the number in which you are eligible to 2 End of January immediately before the third anniversary of Vesting Commencement Date.

4 vest, and the vesting date shall be the third anniversary of the Vesting Commencement Date, subject to your Continuous Service through such date (except as is otherwise provided in Section 4 of the Agreement). Consideration: No payment is required for the Shares, although payment may be required for the amount of any withholding taxes due as a result of the delivery of the Shares as described in greater detail in the Agreement. Additional Terms/Acknowledgements: The undersigned Participant acknowledges receipt of the Award Documents and the Plan’s Prospectus, and understands and agrees to the terms set forth in the Award Documents. Participant acknowledges that he or she is accepting the Award by electronic means and that such electronic acceptance constitutes Participant’s agreement to be bound by all of the terms and conditions of the Award Documents. By accepting the Award, Participant consents to receive any documents related to participation in the Plan and the Award by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company. Participant also acknowledges that this Grant Notice must be returned to the Company (including through electronic means). Participant further acknowledges that as of the Grant Date, the Award Documents set forth the entire understanding between Participant and the Company regarding the acquisition of Units and Shares and supersede all prior oral and written agreements on that subject with the exception of (i) Awards previously granted and delivered to Participant under the Plan, and (ii) the following agreements only, if any: OTHER AGREEMENTS: ATTACHMENTS: I. Restricted Stock Unit Agreement II. Amended and Restated CBRE Group, Inc. 2019 Equity Incentive Plan

1 Grant Date: [Grant Date] CBRE GROUP, INC. AMENDED AND RESTATED 2019 EQUITY INCENTIVE PLAN RESTRICTED STOCK UNIT AGREEMENT Pursuant to the provisions of the Company’s Amended and Restated 2019 Equity Incentive Plan (“Plan”), the terms of the Grant Notice to which this Restricted Stock Unit Agreement is attached (“Grant Notice”) and this Restricted Stock Unit Agreement (the “Agreement”), CBRE Group, Inc. (the “Company”) grants you that number of Restricted Stock Units (the “Units”) as set forth in the Grant Notice as of the date specified in the Grant Notice (“Grant Date”). Defined terms not explicitly defined in this Agreement or in the Grant Notice but defined in the Plan shall have the same definitions as in the Plan. The details of your Award are as follows: 1. THE AWARD. The Company hereby awards to you the target number of Units specified in your Grant Notice. Each Unit is the right to receive one (1) share of the Company’s Class A Common Stock (the “Shares”) on the Vesting Date (as defined below). The Units and the Shares are awarded to you in consideration for your continued service to the Company or its Subsidiaries and Affiliates (the “Company Group”). 2. DOCUMENTATION. As a condition to the award of the Units, you agree to execute the Grant Notice and to deliver the same to the Company (including through electronic means), along with such additional documents as the Committee may require, within the time period prescribed by the Company or else this Award shall be forfeited without consideration. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and the Award by electronic means or request your consent to participate in the Plan by electronic means. By accepting the Award, you consent to receive such documents by electronic delivery and agree to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company. 3. CONSIDERATION FOR THE AWARD. No cash payment is required for the Units or the Shares, although you may be required to tender payment in cash or other acceptable form of consideration for the amount of any withholding taxes due as a result of delivery of the Shares. 4. VESTING. Except as otherwise specified in this Agreement and the Plan, the Units will vest as provided in the Grant Notice (the “Vesting Date”). Any Units which have not vested as of the date of your termination of Continuous Service shall thereupon be forfeited immediately and without any further action by the Company, except as otherwise directed by the Committee; provided, that: (a) If, after the Vesting Commencement Date, your Continuous Service is terminated by the Company or the relevant Affiliate thereof that serves as your employer (the “Employer”) without Cause (and other than due to your death or Disability), and you are not then participating in the CBRE Group, Inc. Amended and Restated Change in Control and Severance Plan for Senior Management (the “Executive Severance Plan”), the number of unvested Units that will continue to vest as provided in the Grant Notice will be equal to (x) the number of full

2 Grant Date: [Grant Date] months that have elapsed from the Vesting Commencement Date through the date of your termination of Continuous Service divided by the number of full months that have elapsed from the Vesting Commencement Date to the final Vesting Date, multiplied by (y) the number of Units subject to your Actual Award, rounded down to the nearest whole Unit; provided, however, that any such continued vesting shall be subject to your compliance with certain noncompetition, nonsolicitation and confidentiality conditions (collectively, the “Restrictive Covenants”) imposed by the Company (in its sole discretion) prior to, upon or promptly following such termination. If you materially breach the Restrictive Covenants (as determined by the Committee in its reasonable discretion), any Shares you received in settlement of the Units that are held by you at the time of such breach will be automatically forfeited and you shall be required to pay to the Company an amount equal to the pre-tax proceeds received by you on the sale or other disposition of any such Shares that are no longer held by you at the time of such breach. (b) If, after the Vesting Commencement Date, your Continuous Service terminates due to your death, Disability or Retirement (as defined below), the following number of unvested Units will continue to vest: (i) If such termination occurs prior to December 31 of the calendar year in which the Vesting Commencement Date occurs, the number of unvested Units that will continue to vest as provided in the Grant Notice will be equal to (x) the number of full months that have elapsed from January 1 of the calendar year in which the Vesting Commencement Date occurs through the date of your termination of Continuous Service divided by 12, multiplied by (y) the number of Units subject to your Actual Award, rounded down to the nearest whole Unit; or (ii) If such termination occurs on or following December 31 of the calendar year in which the Vesting Commencement Date occurs, the number of unvested Units that will continue to vest as provided in the Grant Notice will be equal to all of the unvested Units subject to your Actual Award. (iii) In the event of your Retirement, such continued vesting pursuant to this Section 4(b) shall be subject to your compliance with certain Restrictive Covenants imposed by the Company (in its sole discretion) prior to, upon or promptly following such Retirement. Accordingly, if you materially breach the Restrictive Covenants (as determined by the Committee in its reasonable discretion), any Shares you received in settlement of the Units that are held by you at the time of such breach will be automatically forfeited and you shall be required to pay to the Company an amount equal to the pre-tax proceeds received by you on the sale or other disposition of any such Shares that are no longer held by you at the time of such breach. (c) For purposes of the Award, “Retirement” means your voluntary termination following: (i) completion of at least ten (10) years of Continuous Service, and (ii) (A) for U.S. Participants, your attainment of age sixty-two (62), or (B) for non-U.S. Participants, your attainment of age sixty-two (62) or such earlier age at which

3 Grant Date: [Grant Date] you are required to retire from Continuous Service under applicable law or an applicable retirement plan or policy. If you are eligible to qualify for Retirement under this subsection, you must provide evidence to that effect to the Company (in a form acceptable to the Company) on or before your termination date. With respect to the vesting of this Award, the provisions of this Section 4 shall apply and supersede the terms of any other plan, program or arrangement maintained by the Company or the Company Group or any other agreement between you and the Company or the Company Group, with the exception of the Executive Severance Plan (if applicable). 5. NUMBER OF SHARES AND PURCHASE PRICE. The number of Shares subject to your Award may be adjusted from time to time pursuant to the provisions of Section 12 of the Plan. 6. ISSUANCE AND CERTIFICATES. The Company will deliver to you a number of Shares equal to the number of vested Units subject to your Award, including any additional Units received pursuant to Section 5 above that relate to such vested Units, as soon as reasonably practicable after the applicable Vesting Date, but in no event later than December 31 of the calendar year in which the applicable Vesting Date occurs. However, if a scheduled delivery date falls on a date that is not a business day, such delivery date shall instead fall on the next business day. Notwithstanding the foregoing, in the event that (i) you are subject to the Company’s policy permitting officers and directors to sell Shares only during certain “window periods,” as in effect from time to time (the “Policy”), or you are otherwise prohibited from selling Shares in the open market, and any Shares subject to your Award are scheduled to be delivered on a day (the “Original Distribution Date”) that does not occur during an open “window period” applicable to you or a day on which you are permitted to sell Shares pursuant to a written plan that meets the requirements of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as determined by the Company in accordance with the Policy, or does not occur on a date when you are otherwise permitted to sell Shares in the open market, and (ii) the Company elects not to satisfy its tax withholding obligations by withholding Shares from your distribution, then such Shares shall not be delivered on such Original Distribution Date and shall instead be delivered on the first business day of the next occurring open “window period” applicable to you pursuant to the Policy (regardless of whether you are still providing Continuous Service at such time) or the next business day when you are not prohibited from selling Shares in the open market, but in no event later than December 31 of the calendar year in which the applicable Vesting Date occurs. There are no certificates evidencing the Units. Certificates evidencing the Shares to be delivered pursuant to this Agreement may be issued by the Company and registered in your name. 7. TRANSFER RESTRICTIONS. The Units are non-transferable. Shares that are received under your Award are subject to the transfer restrictions set forth in the Plan and any transfer restrictions that may be described in the Company’s bylaws or charter or insider trading policies in effect at the time of the contemplated transfer. 8. NO RIGHTS AS A STOCKHOLDER; DIVIDEND EQUIVALENTS. A Unit (i) does not represent an equity interest in the Company, and (ii) carries no voting rights. You will not have

4 Grant Date: [Grant Date] an equity interest in the Company or any shareholder rights, unless and until the Shares are delivered to you in accordance with this Agreement. Units, whether or not vested, shall be credited with dividend equivalents as and when dividends are paid on the Company’s actual Shares, with such dividend equivalents deemed to be invested in additional Units subject to this Agreement as of the corresponding dividend payment date (which additional Units shall vest upon the vesting of the underlying Units to which they are attributable). No dividend equivalents shall be credited with respect to any fractional Unit. 9. SECURITIES LAWS. Upon the delivery of the Shares, you will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement. Notwithstanding any other provision of the Plan or this Agreement to the contrary, unless there is an available exemption from such registration, qualification or other legal requirements, Units may not be converted into Shares prior to the completion of any registration or qualification of the Units or the Shares that is required to comply with applicable state and federal securities or any ruling or regulation of any governmental body or national securities exchange or compliance with any other applicable federal, state or foreign law that the Committee shall in its sole discretion determine in good faith to be necessary or advisable. 10. LEGENDS ON CERTIFICATES. The certificates representing the Shares delivered to you as contemplated by this Agreement shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares are listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. 11. AWARD NOT A SERVICE CONTRACT AND NO ENTITLEMENT TO FUTURE GRANTS. Your Award is not an employment or service contract, and nothing in your Award shall be deemed to create in any way whatsoever any obligation or right to continued employment or service with or to the Company Group. In addition, nothing in your Award shall obligate the Company, its stockholders, its Board or employees to continue any relationship that you might have as a member of the Board, as an employee or as any other type of service provider for the Company. You acknowledge and agree that this Award was granted in the Committee’s discretion and that neither the grant of this Award nor the issuance of any Shares pursuant to this Award creates any entitlement to or expectation of any future grant of Units or any future benefits in lieu of Units. 12. TAX CONSEQUENCES. You are responsible for any taxes due in connection with your receipt of this Award, including the vesting of such Award and delivery of Shares, and for declaring the Award to the relevant tax authority to which you are subject, if required. 13. WITHHOLDING OBLIGATIONS. (a) At the time your Award is made, or at any time thereafter as requested by the Company, you hereby authorize the Company to satisfy its withholding obligations, if any, from payroll and any other amounts payable to you (or, in the Company's discretion, from Shares that

5 Grant Date: [Grant Date] become deliverable upon vesting under this Award), and otherwise agree to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company, if any, which arise in connection with the grant of or vesting of your Award or the delivery of Shares under the Award. Notwithstanding the foregoing, if you are a Section 16 officer of the Company under the Exchange Act, the Company will satisfy its withholding obligations, if any, by withholding a number of Shares that become deliverable upon vesting under this Award. (b) Unless the tax withholding obligations of the Company, if any, are satisfied, the Company shall have no obligation to issue a certificate for such Shares or release such Shares. 14. NOTICES. Any notices provided for in your Award or the Plan shall be given in writing and shall be delivered by hand or sent by overnight courier, certified or registered mail, return receipt requested, postage prepaid, or electronic mail and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. 15. MISCELLANEOUS. (a) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Committee to carry out the purposes or intent of this Award. (b) You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award. (c) The waiver by either party of compliance with any provision of the Award by the other party shall not operate or be construed as a waiver of any other provision of the Award, or of any subsequent breach by such party of a provision of the Award. 16. GOVERNING PLAN DOCUMENT. Your Award is subject to all interpretations, amendments, rules and regulations that may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of the Plan and any other document, the provisions of the Plan shall control. 17. DATA PRIVACY NOTIFICATION. You are hereby notified of the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement, any other Award materials and the Company’s Employee Personal Information Privacy Notice or Employee Privacy Notice and Consent Form, as applicable (the “Privacy Notice”), which is viewable on the GDPO Intranet Site at https://cbre.sharepoint.com/sites/intra- EthicsCompliance/SitePages/Privacy-Policies-and-Employee-Privacy- Notices.aspx?csf=1&web=1&e=SM3b4C. Such personal data may be collected, used and transferred by and among, as applicable, the Company, the Company Group and any third parties assisting (presently or in the future) with the implementation, administration and

6 Grant Date: [Grant Date] management of the Plan, such as Fidelity Stock Plan Services, or its successor, for the exclusive purpose of implementing, administering and managing your participation in the Plan. The Company’s basis for the processing and transfer of the data is described in the Company’s Privacy Notice. Where required under applicable law, personal data also may be disclosed to certain securities or other regulatory authorities where the Company’s shares are listed or traded or regulatory filings are made, or to certain tax authorities for compliance with the Company’s, the Employer’s and/or your tax obligations. You understand that the collection, use and transfer of your personal data is mandatory for compliance with applicable law and necessary for the performance of the Plan and that your refusal to provide such personal data would make it impossible for the Company to perform its contractual obligations and may affect your ability to participate in the Plan. 18. APPENDICES. Notwithstanding any provisions in this Agreement, if you reside in a country outside the United States or are otherwise subject to the laws of a country other than the United States, the Award shall be subject to the additional terms and conditions set forth in Appendix A to this Agreement and to any special terms and provisions (if any) as set forth in Appendix B for your country. Moreover, if you relocate outside the U.S., the special terms and conditions in Appendix A (applicable to all non-U.S. countries) and in Appendix B (applicable to your specific country) will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Appendix A and Appendix B constitute part of this Agreement. 19. IMPOSITION OF OTHER REQUIREMENTS. The Company reserves the right to impose other requirements on your participation in the Plan, on the Award and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

1 Grant Date: [Grant Date] APPENDIX A TO RESTRICTED STOCK UNIT AGREEMENT PROVISIONS APPLICABLE TO NON-U.S. COUNTRIES This Appendix A includes additional terms and conditions that govern the Award and any dividend equivalents granted to you under the Plan if you are a Participant and reside and/or work in a country outside the United States of America (or later relocate to such a country). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and/or the Agreement to which this Appendix A is attached. *** Nature of Grant. In accepting the grant of the Award (including any dividend equivalents), you acknowledge, understand and agree that: a. the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan; b. the Plan is operated and the Award is granted solely by the Company and only the Company is a party to this Agreement; accordingly, any rights you may have under this Agreement may be raised only against the Company but not any Subsidiary or Affiliate (including, but not limited to, your employer (the “Employer”)); c. no Subsidiary or Affiliate (including, but not limited to, the Employer) has any obligation to make any payment of any kind to me under this Agreement; d. the grant of the Award and dividend equivalents is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of Awards, or benefits in lieu of Awards, even if Awards have been granted in the past; e. all decisions with respect to future Units, dividend equivalents or other grants, if any, will be at the sole discretion of the Company; f. you are voluntarily participating in the Plan; g. the Award, dividend equivalents and any Shares subject to the Award, and the income and value of same, are not intended to replace any pension rights or compensation; h. unless otherwise expressly agreed in a writing by you with the Company, the Award, dividend equivalents and the Shares subject to the Award, and the income and value of same, are not granted as consideration for, or in connection with, the service you may provide as

2 Grant Date: [Grant Date] a director of a Subsidiary or Affiliate; i. the Award, dividend equivalents and any Shares subject to the Award, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, holiday pay, bonuses, long-service awards, pension or retirement or welfare benefits or similar mandatory payments; j. the future value of the Shares underlying the Award is unknown, indeterminable, and cannot be predicted with certainty; k. no claim or entitlement to compensation or damages, including pro-rated compensation or damages, shall arise from forfeiture of the Award and dividend equivalents resulting from the termination of your Continuous Service as provided for in the Plan or in the Agreement (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any) or from the application of any clawback or recoupment policy adopted by the Company or imposed by applicable law; l. for purposes of the Award and dividend equivalents, and unless otherwise expressly provided in the Plan, the Agreement or determined by the Company, your Continuous Service will be considered terminated as of the date you are no longer actively providing services to the Company or any Parent, Subsidiary or Affiliate (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any), and unless otherwise expressly provided in the Plan, the Agreement or determined by the Company, your right to vest in the Award under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., your period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any); the Committee shall have the exclusive discretion to determine when you are no longer actively providing services for purposes of your Award and the dividend equivalents (including whether you may still be considered to be providing services while on a leave of absence); m. unless otherwise provided in the Plan or by the Company in its discretion, the Award, the dividend equivalents and the benefits evidenced by the Agreement do not create any entitlement to have the Award or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company; and n. neither the Company nor any Parent, Subsidiary or Affiliate shall be liable for any foreign exchange rate fluctuation between your local currency and the United States Dollar that may affect the value of the Award, the dividend equivalents or of any amounts due to you pursuant to the settlement of the Award or the subsequent sale of any Shares acquired upon settlement. Responsibility for Taxes. The following provisions supplement Section 13 of the Agreement:

3 Grant Date: [Grant Date] You acknowledge that, regardless of any action taken by the Company or, if different, the Employer, the ultimate liability for all income tax, social insurance contributions, payroll tax, fringe benefits tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable or deemed applicable to you (“Tax-Related Items”) is and remains your responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer. You further acknowledge that the Company and the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award or the underlying Shares, including, but not limited to, the grant, vesting or settlement of the Award and the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends or dividend equivalents, and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Award or any dividend equivalents to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you are subject to Tax-Related Items in more than one jurisdiction, you acknowledge that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. In connection with any applicable taxable or tax withholding event, you authorize the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by any of the methods referred to in Section 13(a) of the Agreement. In addition, you authorize withholding from proceeds of the sale of Shares acquired upon settlement of the Award and any dividend equivalents either through a voluntary sale, through a mandatory sale, through a “withhold to cover” program or any other scheme or program, in each case, arranged by the Company (on your behalf pursuant to this authorization without further consent by you). The Company may withhold Shares otherwise deliverable under the Award or any dividend equivalents for Tax-Related Items solely by considering applicable minimum statutory withholding amounts. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, you are deemed to have been issued the full number of Shares subject to the vested Award or any dividend equivalents, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items. Finally, if requested by the Company, you agree to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described. Language. You acknowledge that you are proficient in the English language and understand, or have consulted with an advisor who is proficient in the English language so as to enable you to understand, the provisions of the Agreement and the Plan. If you have received the Agreement or any other document related to the Plan translated into a language other than English, and if the meaning of the translated version is different than the English version, the English version will control, unless otherwise required under applicable law.

4 Grant Date: [Grant Date] APPENDIX B TO RESTRICTED STOCK UNIT AGREEMENT COUNTRY-SPECIFIC PROVISIONS This Appendix B includes additional terms and conditions that govern the Award and dividend equivalents granted to you under the Plan if you are a Participant and reside and/or work in one of the countries listed herein. If you are a citizen or resident of a country other than the one in which you currently are working and/or residing (or if you are considered as such for local law purposes), or if you transfer or relocate employment or residence to another country after the Grant Date, the Company, in its discretion, will determine the extent to which the terms and conditions herein will be applicable to you. This Appendix B also includes information regarding securities and other laws of which you should be aware with respect to your participation in the Plan. The information is based on laws in effect in the respective countries as of February 2026. Such laws are often complex and change frequently. As a result, you should not rely on the information noted herein as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date by the time you vest in the Award and any dividend equivalents or sell the Shares acquired under the Plan. In addition, the information noted herein is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of any particular result. Accordingly, you should seek appropriate professional advice as to how the applicable laws may apply to your situation. That is your responsibility, and not the Company’s. If you are a citizen or resident of a country other than the one in which you currently are working and/or residing (or if you are considered as such for local law purposes), or if you transfer employment or residence to another country after the Grant Date, the information noted herein may not be applicable to you in the same manner. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan, the Agreement and/or the Appendix A which this Appendix B follows. *** AUSTRALIA Securities Law Notice. This offer of the Units is being made under Division 1A, Part 7.12 of the Australian Corporations Act 2001 (Cth). Tax Information. Subdivision 83A-C of the Income Tax Assessment Act, 1997, applies to Awards granted under the Plan, such that the Award is intended to be subject to deferred taxation.

5 Grant Date: [Grant Date] AUSTRIA No country-specific provisions. BELGIUM No country-specific provisions. CANADA Form of Settlement. Notwithstanding any discretion contained in Sections 10(d) and 10(f) of the Plan or anything to the contrary in the Agreement, the Award and any dividend equivalents shall be settled in Shares only. Labor Law Acknowledgement. The following provision replaces Section (l). of the Nature of Grant section in Appendix A: (l). for purposes of the Award and dividend equivalents, and except as explicitly and minimally required under applicable legislation or otherwise expressly provided in the Plan, the Agreement or determined by the Company, (A) your Continuous Service will be considered terminated, and (B) your right (if any) to earn, seek damages in lieu of, vest in or otherwise be benefit from or participate in any portion of the Units pursuant to the Agreement, will be measured by and immediately terminate effective as of the date that is the earliest of (i) the date you are no longer actually providing services to the Company or the Employer; and (ii) the date you receive written notice of termination from to the Company or the Employer, in either case, regardless of any period during which notice, pay in lieu of notice or related payments or damages are provided or required to be provided under local law (the “Termination Date”). Except as explicitly and minimally required by applicable legislation, the Termination Date shall not include nor be extended by any period during which notice, pay in lieu of notice, or any related payments or damages are provided or required to be provided under statute, contract, common law, civil law or otherwise. For greater certainty, you will not earn or be entitled to any pro-rated vesting or other benefits or participation under the Plan for that portion of time before the date on which your right to vest terminates, nor will you be entitled to any compensation for lost vesting, benefits or other participation. Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued vesting or other participation during a statutory notice period, your right to vest in the Units under the Plan or receive other benefits from or participate in the Plan, if any, will terminate effective as of the last day of your minimum statutory notice period. You will not earn or be entitled to pro-rated vesting or other benefits or participation if the Vesting Date falls after the end of your statutory notice period, nor will you be entitled to any compensation for lost vesting, benefits or other participation. Further, a period during which you are actually providing services to the Company or any Subsidiary or Affiliate excludes any leave of absence other than to the minimum extent required under applicable human rights or employment standards legislation or permitted by the Company. For further clarity, any reference to a termination of Continuous Service, the termination or cessation of your service or employment, the termination

6 Grant Date: [Grant Date] or severance of the employer-employee relationship, or a termination date under the Agreement or Plan will be interpreted to mean the Termination Date. Subject to applicable legislation, if the date you are no longer actually providing services cannot be reasonably determined under the terms of the Agreement or the Plan, the Company, in its sole discretion, will determine the date you are no longer providing services (including whether you may still be considered to be providing services while on a leave of absence). Exclusion from Compensation or Salary. The first sentence of Section 11 of the Agreement and Sections (c), (i) and (k) of the “Nature of the Grant” section in Appendix A apply to you, except as otherwise explicitly and minimally required by applicable legislation. Securities Law Notice. You are permitted to sell Shares acquired upon the vesting and settlement of the Award and any dividend equivalents through the designated broker appointed under the Plan, if any, provided the resale of Shares acquired under the Plan takes place outside of Canada through the facilities of a stock exchange on which the Shares are listed. The Shares are currently listed on the New York Stock Exchange (“NYSE”). The following provisions apply if you are a resident of Quebec: French Language Documents. A French translation of the Plan and the Agreement will be made available to you as soon as reasonably practicable. You understand that, from time to time, additional information related to the offering of the Plan might be provided in English and such information may not be immediately available in French. Notwithstanding anything to the contrary in the Agreement, and unless you indicate otherwise, the French translation of the Plan and the Agreement will govern your Unit and your participation in the Plan. Documents en français. Une traduction en français du Plan et du Contrat sera mise à votre disposition dès que raisonnablement possible. Vous comprenez que, de temps à autre, des informations supplémentaires liées à l'offre du Plan peuvent être fournies en anglais et que ces informations peuvent ne pas être immédiatement disponibles en français. Nonobstant toute disposition contraire dans le Contrat, et à sauf indication contraire de votre part, la traduction française du Plan et du Contrat régira votre Unité et votre participation au Plan. Data Privacy. You hereby authorize the Company and the Company’s representatives to discuss and obtain all relevant information regarding your Award and your participation in the Plan from all personnel, professional or non-professional, involved with the administration of the Plan. You further authorize the Company, the Company's subsidiaries and affiliates, the administrator of the Plan and any third party brokers/administrators that are assisting the Company with the operation and administration of the Plan to disclose and discuss the Plan and your participation in the Plan with their advisors. You further authorize the Company and the Company's subsidiaries and affiliates to record information regarding your Award and your participation in the Plan and to keep such information in your file. You acknowledge and agree that your personal information, including any sensitive personal information, may be transferred or disclosed outside the province of Quebec, including to the U.S. If applicable, you also acknowledge and authorize the Company, the Company's subsidiaries and affiliates, the administrator of the Plan and any third party brokers/administrators that are assisting the Company with the operation and administration of the Plan to use technology for profiling

7 Grant Date: [Grant Date] purposes and to make automated decisions that may have an impact on you or the administration of the Plan. CHINA Exchange Control Notice Applicable to Participants in the People’s Republic of China (“PRC”). You understand that exchange control restrictions may limit your ability to access and/or convert funds received under the Plan. You should confirm the procedures and requirements for withdrawals and conversions of foreign currency with your local bank prior to the vesting of the Units/sale of the Shares. You agree to comply with any other requirements that may be imposed by the Company in the future in order to facilitate compliance with exchange control requirements in the PRC. Foreign Asset/Account Reporting Notice. PRC residents are required to report to the PRC State Administration of Foreign Exchange details of their foreign financial assets and liabilities, as well as details of any economic transactions conducted with non-PRC residents, either directly or through financial institutions. You may be subject to reporting obligations for the Shares or Awards acquired under the Plan and Plan-related transactions. It is your responsibility to comply with this reporting obligation and you should consult your personal tax advisor in this regard. CZECH REPUBLIC No country-specific provisions. DENMARK Labor Law Acknowledgment. The following provision supplements the Nature of Grant section in Appendix A: By accepting the Award and any dividend equivalents, you acknowledge that you understand and agree that the Award and any dividend equivalents relate to future services to be performed and is not a bonus or compensation for past services. FINLAND No country-specific provisions. FRANCE Tax Information. The Units granted pursuant to the Award are not intended to be French tax- qualified restricted stock units granted under Sections L. 225-197-1 to L. 225-197-5 and Sections L. 22-10-59 to L. 22-10-60 of the French Commercial Code, as amended. Language Consent. By accepting the grant, you confirm having read and understood the Plan and Agreement which were provided in the English language. You accept the terms of those documents accordingly.

8 Grant Date: [Grant Date] Consentement relatif à la langue. En acceptant l’attribution, vous confirmez avoir lu et compris le Plan et le Contrat qui ont été fournis en langue anglaise. Vous acceptez les termes de ces documents en connaissance de cause. GERMANY No country-specific provisions. HONG KONG Sale Restriction. Shares received at vesting and any dividend equivalents are accepted as a personal investment. In the event that the Award and any dividend equivalents vest and Shares are issued to you (or your heirs) within six (6) months of the Grant Date, you (or your heirs) agree that the Shares acquired pursuant to the Award and any dividend equivalents will not be offered to the public or otherwise disposed of prior to the six (6)-month anniversary of the Grant Date. Securities Law Notice. WARNING: The contents of this document have not been reviewed by any regulatory authority in Hong Kong. You should exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice. Neither the grant of the Award (including any dividend equivalents) nor the issuance of Shares upon vesting and settlement of the Award constitutes a public offering of securities under Hong Kong law and are available only to Participants. The Agreement, the Plan and other incidental communication materials distributed in connection with the Award (i) have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong and (ii) are intended only for the personal use of each Participant and may not be distributed to any other person. INDIA No country-specific provisions. IRELAND No country-specific provisions. ISRAEL Tax Consent. The Israeli Tax Authority has issued a tax ruling to the Company in connection with the non-trustee track of Section 102 of the Income Tax Ordinance [New Version], 1961 (the “Tax Ruling”) regarding the taxation of Shares settled under the Plan. You may review a copy of the Tax Ruling by contacting CBRE Executive Compensation at 2121 North Pearl Street, Suite 300, Dallas, Texas 75201, U.S.A.; email: equityplanadministrator@cbre.com. In accordance with the Tax Ruling and by participating in the Plan, you hereby declare that you understand the provisions of the Tax Ruling and the obligation to report and pay any capital gains tax due upon the sale of the Shares purchased under the Plan (including filing an annual tax

9 Grant Date: [Grant Date] return). Further, you agree to act in accordance with the Tax Ruling and will not request to amend, cancel, and/or replace it with a different ruling and/or demand any additional tax benefit beyond the provisions of the Tax Ruling. Securities Law Notice. The grant of Units does not constitute a public offering under the Securities Law, 1968. ITALY Acknowledgement of Terms. You acknowledge that by accepting this Award and any dividend equivalents, you have been given access to the Plan document, have reviewed the Plan and this Agreement in their entirety, and fully understand and accept all provisions of the Plan and this Agreement. Further you specifically and expressly approve the following sections of this Agreement: (i) Section 4 – Vesting; (ii) Section 6 – Issuance and Certificates; (iii) Section 8 – No Rights as a Stockholder; Dividend Equivalents; (iv) Section 11 – Award Not a Service Contract and No Entitlement to Future Grants; (v) Section 13 – Withholding Obligations (including the Responsibility for Taxes section in Appendix A which supplements Section 13); (vi) Section 16 – Governing Plan Document; and (vii) the Nature of Grant section in Appendix A. JAPAN No country-specific provisions. LUXEMBOURG No country-specific provisions. MEXICO Acknowledgement of the Agreement. By accepting the Award and any dividend equivalents, you acknowledge that you have received a copy of the Plan, have reviewed the Plan and the Agreement, including this Appendix B, in their entirety and fully understand and accept all provisions of the Plan and the Agreement, including this Appendix B. You further acknowledge that you have read and specifically and expressly approve the terms and conditions of the Nature of Grant section in Appendix A, in which the following is clearly described and established: (1) Your participation in the Plan does not constitute an acquired right. (2) The Plan and your participation in the Plan are offered by the Company on a wholly discretionary basis. (3) Your participation in the Plan is voluntary. (4) The Company and its Subsidiaries and Affiliates are not responsible for any decrease in the value of the Units granted and/or Shares issued under the Plan.

10 Grant Date: [Grant Date] Labor Law Acknowledgement and Policy Statement. By accepting the Award and any dividend equivalents, you expressly recognize that the Company, with registered offices at 2121 North Pearl Street, Suite 300, Dallas, Texas 75201, U.S.A., is solely responsible for the administration of the Plan and that your participation in the Plan and any payment you may receive pursuant to the Award and any dividend equivalent does not constitute an employment relationship between you and the Company since you are participating in the Plan on a wholly commercial basis and your sole employer is the Company's Subsidiary or Affiliate in Mexico that employs you (“CBRE-Mexico”). Based on the foregoing, you expressly recognize that the Plan and the benefits that you may derive from participating in the Plan do not establish any rights between you and your employer and do not form part of the employment conditions and/or benefits provided by your employer and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of your employment. You further understand that your participation in the Plan is as a result of a unilateral and discretionary decision of the Company; therefore, the Company reserves the absolute right to amend and/or discontinue your participation at any time without any liability to you. Finally, you hereby declare that you do not reserve to yourself any action or right to bring any claim against the Company for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and you therefore grant a full and broad release to the Company, its Subsidiaries, Affiliates, branches, representation offices, its shareholders, officers, agents or legal representatives with respect to any claim that may arise. Reconocimiento del Otorgamiento. Al aceptar el Otorgamiento y cualesquiera equivalentes a dividendos, Usted reconoce que ha recibido una copia del Plan, que ha revisado el mismo en su totalidad, así como también el Acuerdo, incluyendo este Apéndice B, además que comprende y está de acuerdo con todas las disposiciones tanto del Plan y del Otorgamiento, incluyendo este Apéndice B. Asimismo, Usted reconoce que ha leído y manifiesta específicamente y expresamente la conformidad con los términos y condiciones establecidos en la sección Nature of Grant del Apéndice A, en los que se establece y describe claramente que: (1) Su participación en el Plan de ninguna manera constituye un derecho adquirido. (2) El Plan y su participación en el mismo son ofrecidos por la Compañía de forma completamente discrecional. (3) Su participación en el Plan es voluntaria. (4) La Compañía y sus Subsidiarias y sus Afiliados no son responsables de ninguna disminución en el valor de Unidades o de las Acciones Comunes emitidas mediante el Plan. Reconocimiento de Ausencia de Relación Laboral y Declaración de la Política. Al aceptar el Otorgamiento y cualesquiera equivalentes a dividendos, usted reconoce que la Compañía y sus oficinas registradas en 2121 North Pearl Street, Suite 300, Dallas, Texas 75201, U.S.A., es el único responsable de la administración del Plan y que su participación en el mismo y cualquier pago que reciba como parte el programa del Otorgamiento y cualesquiera equivalentes a

11 Grant Date: [Grant Date] dividendos, no constituye de ninguna manera una relación laboral entre Usted y la Compañía, toda vez que su participación en el Plan deriva únicamente de una relación comercial con la Compañía, reconociendo expresamente que su único empleador es la Subsidiaria o Afiliada de la Compañía en México que lo emplea (“CBRE-Mexico”). Derivado de lo anterior, Usted expresamente reconoce que el Plan y los beneficios que pudieran derivar del mismo no establecen ningún derecho entre Usted y su empleador, y no forman parte de las condiciones laborales y/o prestaciones otorgadas por su empleador y expresamente Usted reconoce que cualquier modificación del Plan o la terminación del mismo de manera alguna podrá ser interpretada como una modificación de sus condiciones de trabajo. Asimismo, Usted entiende que su participación en el Plan es el resultado de una decisión unilateral y discrecional de la Compañía, por lo tanto, la Compañía se reserva el derecho absoluto de modificar y/o terminar su participación en cualquier momento, sin ninguna responsabilidad hacia Usted. Finalmente, Usted manifiesta que no se reserva ninguna acción o derecho que origine una demanda en contra de la Compañía, por cualquier compensación o daño en relación con cualquier disposición del Plan o de los beneficios derivados del mismo, y en consecuencia Usted otorga un amplio y total finiquito a la Compañía, sus Subsidiarias, Afiliadas, sucursales, oficinas de representación, accionistas, directores, agentes y representantes legales con respecto a cualquier demanda que pudiera surgir. Securities Law Notice. The Units and Shares offered under the Plan have not been registered with the National Register of Securities maintained by the Mexican National Banking and Securities Commission and cannot be offered or sold publicly in Mexico. In addition, the Plan, the Agreement and any other document relating to the Award and the dividend equivalents may not be publicly distributed in Mexico. These materials are addressed to you only because of your existing relationship with the Company and the Employer and these materials should not be reproduced or copied in any form. The offer contained in these materials does not constitute a public offering of securities but rather constitutes a private placement of securities addressed specifically to individuals who are present employees of CBRE-Mexico, as applicable, made in accordance with the provisions of the Mexican Securities Market Law, and any rights under such offering shall not be assigned or transferred. NETHERLANDS No country-specific provisions. NEW ZEALAND Securities Law Notice. Warning This is an offer of rights to receive Shares underlying the Award and dividend equivalents in accordance with the terms of the Plan and the Agreement. Shares, if issued, give you a stake in the ownership of the Company. Shares are quoted on the New York Stock Exchange (“NYSE”).

12 Grant Date: [Grant Date] This means you may be able to sell them on the NYSE if there are interested buyers. You may get less than you invested. The price will depend on the demand for the Shares. If the Company runs into financial difficulties and is wound up, you will be paid only after all creditors have been paid. You may lose some or all of your investment. New Zealand law normally requires people who offer financial products to give information to investors before they invest. This information is designed to help investors to make an informed decision. The usual rules do not apply to this offer because it is made under an employee share scheme. As a result, you may not be given all the information usually required. You also will have fewer other legal protections for this investment. Prior to the vesting and settlement of the Units, you will not have any rights of ownership (e.g., voting rights) with respect to the underlying Shares. No interest in any Awards may be transferred (legally or beneficially), assigned, mortgaged, charged or encumbered. For further information on risk factors impacting the Company’s business that may affect the value of the Shares, you should refer to the risk factors discussion in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. In compliance with applicable New Zealand securities laws, you are entitled to receive, in electronic or other form and free of cost, copies of the Company’s latest annual report, relevant financial statements and the auditor’s report on said financial statements (if any). These documents have been or will be filed with the U.S. Securities and Exchange Commission and are or will be available to you free of charge online at www.sec.gov or on the Company’s “Investor Relations” website at https://ir.cbre.com. You should ask questions, read all documents carefully, and seek independent financial advice before committing yourself. POLAND No country-specific provisions. PORTUGAL Language Consent. You hereby expressly declare that you have full knowledge of the English language and have read, understood and fully accepted and agreed with the terms and conditions established in the Plan and the Agreement. Conhecimento da Lingua. Você expressamente declara ter pleno conhecimento do idioma inglês e ter lido, entendido e totalmente aceito e concordou com os termos e condições estabelecidas no plano e no acordo. REPUBLIC OF KOREA No country-specific provisions.

13 Grant Date: [Grant Date] SINGAPORE Sale Restriction. You agree that any Shares issued to you upon vesting and settlement of the Award and any dividend equivalents will not be offered for sale or sold in Singapore prior to the six (6)-month anniversary of the Grant Date, unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the Singapore Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) or pursuant to, and in accordance with the conditions of, any other applicable provision(s) of the SFA. Securities Law Notice. The Award is being made to you in reliance on the “Qualifying Person” exemption under section 273(1)(f) of the SFA and is not being made with the view to the underlying Shares being subsequently offered for sale to any other party. The Plan has not been nor will it be lodged or registered as a prospectus with the Monetary Authority of Singapore. Director Notification Obligation. If you are the director (including an alternate, substitute, or shadow director) of the Company’s Singapore Subsidiary or Affiliate, you are subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Company’s Singapore Subsidiary or Affiliate in writing when you receive an interest (e.g., an Award or Shares) in the Company or any Parent, Subsidiary or Affiliate. In addition, you must notify the Company’s Singapore Subsidiary or Affiliate when you sell Shares or shares of any Parent, Subsidiary or Affiliate (including when you sell Shares issued upon vesting and settlement of the Award). These notifications must be made within a prescribed period of time from acquiring or disposing of any interest in the Company or any Parent, Subsidiary or Affiliate. In addition, a notification of your interests in the Company or any Parent, Subsidiary or Affiliate must be made within a prescribed period of time from becoming a director. If you are the chief executive officer (“CEO”) of the Company’s Singapore Subsidiary or Affiliate and the above notification requirements are determined to apply to the CEO of a Singapore subsidiary or affiliate, the above notification requirements also may apply. SLOVAK REPUBLIC No country-specific provisions. SPAIN Labor Law Acknowledgement. The following provision supplements the Nature of Grant section in Appendix A: By accepting the Award and any dividend equivalents, you acknowledge that you understand and agree that you consent to participation in the Plan and that you have received a copy of the Plan. You further understand that the Company has unilaterally, gratuitously and in its sole discretion decided to grant Awards under the Plan to employees of the Employer, the Company or any Parent, Subsidiary or Affiliate throughout the world. The decision to grant the Awards and dividend equivalents is a limited decision that is entered into upon the express assumptions and conditions that (i) any grant will not economically or otherwise bind the Employer, the Company or any Parent, Subsidiary or Affiliate on an ongoing basis other than as set forth in this

14 Grant Date: [Grant Date] Agreement; (ii) the Awards, dividend equivalents and the Shares acquired upon settlement of the Awards shall not become a part of any employment contract (either with the Employer, the Company or any Parent, Subsidiary or Affiliate) and shall not be considered a mandatory benefit, salary for any purpose (including severance compensation) or any other right whatsoever; and (iii) unless otherwise provided in this Agreement, the Awards will cease vesting upon the termination of your Continuous Service, as detailed below. Further, you understand and freely accept that there is no guarantee that any benefit shall arise from any gratuitous and discretionary grant since the future value of the Shares is unknown and unpredictable. Additionally, you understand that the vesting and settlement of the Award and any dividend equivalents is expressly conditioned on your continued and active rendering of service to the Employer such that if your Continuous Service terminates for any reason other than as expressly provided in Section 4 of the Agreement, your Award and dividend equivalents will cease vesting immediately effective as of the date of termination of your Continuous Service. This will be the case, for example, even if (1) you are considered to be unfairly dismissed without good cause (i.e., subject to a “despido improcedente”); (2) you are dismissed for disciplinary or objective reasons or due to a collective dismissal; (3) you terminate Continuous Service due to a change of work location, duties or any other employment or contractual condition; (4) you terminate Continuous Service due to the Employer's, the Company’s or any Parent’s, Subsidiary’s or Affiliate’s unilateral breach of contract; or (5) your Continuous Service terminates for any other reason whatsoever, in each case other than as expressly provided in Section 4 of the Agreement. Consequently, upon termination of your Continuous Service for any of the above reasons, you will automatically lose any rights to Awards and any dividend equivalents granted to you that were unvested on the date of termination of your Continuous Service, as described in the Agreement. Finally, you understand that this grant would not be made to you but for the assumptions and conditions referred to herein; thus, you acknowledge and freely accept that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of an Award and any dividend equivalents shall be null and void. Securities Law Notice. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the offer of the Award and dividend equivalents. The Agreement has not been nor will it be registered with the Comisión Nacional del Mercado de Valores, and does not constitute a public offering prospectus. SWEDEN Tax Acknowledgement. The following provisions supplement Section 13 of the Agreement as further supplemented by the Responsibility for Taxes section in Appendix A: Without limiting the Company’s or the Employer’s authority to satisfy their withholding obligations for Tax-Related Items as set forth in Section 13 of the Agreement as further supplemented by the Responsibility for Taxes section in Appendix A, by accepting the Award and any dividend equivalents, you authorize the Company and/or the Employer to withhold

15 Grant Date: [Grant Date] Shares or to sell Shares otherwise deliverable to you upon vesting/settlement to satisfy Tax- Related Items, regardless of whether the Company and/or the Employer have an obligation to withhold such Tax-Related Items. SWITZERLAND Securities Law Notice. Neither this document nor any other materials relating to the Award and any dividend equivalents (a) constitutes a prospectus according to articles 35 et seq. of the Swiss Federal Act on Financial Services (“FinSA”), (b) may be publicly distributed or otherwise made publicly available in Switzerland or (c) has been or will be filed with, approved by or supervised by any Swiss reviewing body according to article 51 of FinSA or any Swiss regulatory authority (e.g., the Swiss Financial Market Supervisory Authority). TAIWAN Securities Law Notice. The Award, dividend equivalents and the Shares to be issued pursuant to the Plan are available only for Participants. The Award is not a public offer of securities by a Taiwanese company. UNITED ARAB EMIRATES Securities Law Notice. The Plan is being offered to employees and is in the nature of providing equity incentives to employees of the Company or any Parent, Subsidiary or Affiliate in the United Arab Emirates. Any documents related to the Award and the dividend equivalents, including the Plan, the Agreement, and other grant documents (“Plan Documents”), are intended for distribution only to such employees and must not be delivered to, or relied on by any other person. Prospective purchasers of the securities offered (i.e., the Units) should conduct their own due diligence on the securities. The Emirates Securities and Commodities Authority has no responsibility for reviewing or verifying any Plan Documents nor has it taken steps to verify the information set out in them, and thus, is not responsible for such documents. Further, neither the Ministry of Economy nor the Dubai Department of Economic Development has approved this statement nor taken steps to verify the information set out in it, and has no responsibility for it. If you do not understand the contents of the Plan Documents, you should consult an authorized financial advisor. UNITED KINGDOM Tax Acknowledgement. The following provisions supplement Section 13 of the Agreement as further supplemented by the Responsibility for Taxes section in Appendix A: Without limitation to Section 13 of the Agreement and the Responsibility for Taxes section in Appendix A, you agree that you are liable for all Tax-Related Items and hereby covenant to pay all such Tax-Related Items as and when requested by the Company or the Employer or by HM Revenue and Customs (“HMRC”) (or any other tax or other relevant authority). You also agree to indemnify and keep indemnified the Company and the Employer against any taxes or other amounts that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax or other relevant authority) on your behalf.

16 Grant Date: [Grant Date] Notwithstanding the foregoing, if you are a director or an executive officer (as within the meaning of Section 13(k) of the Exchange Act), the terms of the immediately foregoing provision will not apply. In such case, if the amount of any income tax due is not collected from or paid by you, the amount of any uncollected income tax may constitute a benefit to you on which additional income tax and national insurance contributions (“NICs”) may be payable. You understand and agree that you will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying the Company or the Employer (as applicable) for the value of any employee NICs due on this additional benefit, which the Company or the Employer may obtain from you by any of the means referred to in the Plan or the Agreement.